DEBT FACILITY	12 Months Ended
Feb. 28, 2017
DEBT FACILITY
DEBT FACILITY

11. DEBT FACILITY

        On October 12, 2016, the Company signed a fourth forbearance agreement which is valid until April 1, 2017 against a credit facility with Comerica Bank and Export Development Canada which matured on June 1, 2016.

        This asset-based credit facility was for a total of $40,000 plus $4,000 for letters of credit and foreign exchange facilities. Credit availability is subject to ongoing compliance with borrowing covenants and short-term assets on hand. The Company had drawn $17,030 on the facility as at February 28, 2017 [2016 – $22,152] and $1,845 against its letter of credit facility [2016 – $1,853].

        The credit facility that was extended on January 6, 2014, matured on June 1, 2016 and is secured by a first priority charge on all of the assets of the Company and its principal direct and indirect subsidiaries. The terms of the credit facility include other customary terms, conditions, covenants, and representations and warranties. Borrowing options under the credit facility include US dollar, Canadian dollar, and Euro loans. Interest rates vary with market rate fluctuations, with loans bearing interest in the range of 3% to 4% above the applicable base rates. Direct costs associated with obtaining the debt facility such as closing fees, registration and legal expenses have been capitalized and were expensed over the original 30-month term of the facility. During the year ended February 28, 2017, the weighted average debt outstanding was $17,916 [2016 – $29,765] and the Company recognized $1,300 in interest expense related to the debt facility [2016 – $2,007] and expensed $18 in deferred financing cost [2016 – $55].

        The credit facility contains financial covenants including minimum tangible net worth requirements, minimum cash levels to be held at Comerica Bank and minimum liquidity ratio requirements. The credit facility also imposes certain restrictions on the Company's ability to acquire capital assets above a threshold over a trailing six-month period.

        The fourth forbearance agreement identified new minimum covenant levels reflecting the Company's revised financial plans. The forbearance agreement includes a requirement to hold a minimum of $1,000 at Comerica Bank. In addition, the forbearance agreement reduces the facility commitment from $40,000 to $30,000, includes additional compliance requirements and implements more frequent monitoring. Warrants to purchase 375,000 common shares were agreed to be issued to the lenders at an exercise price of $4.00 per share and will expire five years from the date of issuance. The expense associated with the warrant issuance was calculated using a Black-Scholes warrant pricing model and recognized rateably over the term of the forbearance agreement which expired on April 1, 2017. In the twelve months ending February 28, 2017, the Company recognized an expense of $442 in deferred financing costs relating to these warrants.

        As at May 26, 2017, the Company's fourth forbearance agreement had expired, and a new forbearance agreement has not yet been agreed.